Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT

This Third Amendment (this “Third Amendment”), dated as of                     , 2008, is among XM Satellite Radio Inc. (the “Borrower”), XM Satellite Radio Holdings Inc. (“Holdings”), the undersigned lenders party to the Credit Agreement referred to below (the “Lenders”) and the Administrative Agent party to the Credit Agreement referred to below.

Reference is made to that certain Credit Agreement, dated as of May 5, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), Credit Suisse Securities (USA) LLC, as Syndication Agent, Citicorp North America Inc., as Documentation Agent, and J.P. Morgan Securities Inc. and UBS Securities LLC, as Joint Bookrunners and Joint Lead Arrangers. Capitalized terms used but not defined herein have the meanings given such terms in the Credit Agreement.

The Borrower and Holdings have notified the Administrative Agent that MLB has requested that the Borrower provide to MLB and its agent party to the MLB Contract up to $120.0 million of credit enhancement in connection with the Borrower’s payment obligations under the MLB Contract to replace the credit enhancement that is currently in place. The Borrower and Holdings have requested that the Administrative Agent and the Lenders, in connection with the foregoing, agree to amend the Credit Agreement to make the changes set forth herein.

Accordingly, the Lenders and the Administrative Agent hereby agree to amend the Credit Agreement as set forth herein:

1. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“MLB Letter of Credit” means each letter of credit (a) that is issued in connection with the MLB Contract for the benefit of MLB and/or the other MLB-related counterparties to the MLB Contract and (b) that has a stated maturity date no later than the date that is 135 days after the Third Amendment Effective Date.

“MLB Letter of Credit Cash Collateral” means cash of the Borrower that is deposited with the issuer of an MLB Letter of Credit while such MLB Letter of Credit is outstanding to secure the reimbursement obligations of the Borrower under such MLB Letter of Credit in an aggregate amount for all such MLB Letters of Credit not to exceed $126,000,000 (plus any interest thereon accrued with respect to such amount over a period not to exceed three months) at any time.

“Third Amendment” means that certain Third Amendment dated as of                     , 2008 among Holdings, the Borrower, the Administrative Agent and the Lenders listed on the signature pages thereto.

“Third Amendment Effective Date” has the meaning assigned to such term in Section 5 of the Third Amendment.

2. Section 1.01 of the Credit Agreement is hereby amended by replacing clause (z) of the definition of “Permitted Liens” with the following:

“(z) Liens (i) either (x) on cash in an amount not to exceed $120,000,000 (plus any interest thereon accrued with respect to such amount over a period not to exceed three months) at any time that is deposited into an escrow account to serve as credit enhancement for the Borrower’s obligations under the MLB Contract or (y) in respect of the MLB Letter of Credit Cash Collateral and (ii) on the MLB Intellectual Property, in each case, incurred in connection with the MLB Contract while such agreement is in effect.”

3. Section 6.01(b) of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (xiii) thereof, adding an “and” at the end of clause (xiv) thereof, and adding a new clause (xv) at the end thereof as follows:

“(xv) the incurrence by the Borrower of one or more MLB Letters of Credit in an aggregate face amount not to exceed $120,000,000 at any time for all such MLB Letters of Credit.”

4. Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“The Borrower shall not permit its unrestricted cash and Cash Equivalents and Available Commitments of all Lenders at any time to be less than (a) solely during the period beginning on the Third Amendment Effective Date and ending on the date that is 90 days thereafter, $50,000,000 in the aggregate, and (b) at all other times, $75,000,000 in the aggregate.”

5. The amendments included in this Third Amendment shall be effective when the Administrative Agent shall have received a counterpart signature page of this Third Amendment duly executed by each of the Loan Parties and each of the Required Lenders (the date on which such condition is satisfied, the “Third Amendment Effective Date”).

6. The Borrower hereby agrees to pay a fee (the “Amendment Fee”) to the Lenders executing this Third Amendment on or prior to 1:30 PM New York time on             , 2008 in an aggregate amount equal to 0.125% of such Lenders’ outstanding Commitments as of the Third Amendment Effective Date, which Amendment Fee shall be received by the Administrative Agent no later than 4:30 PM New York time on             , 2008 for distribution to such Lenders.

7. Each Guarantor is referred to herein as a “Loan Support Party” and collectively as the “Loan Support Parties”, and the Loan Documents to which they are a party are collectively referred to herein as the “Loan Support Documents”. Each Loan Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Third Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Third Amendment. Each Loan Support Party hereby confirms that each Loan Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Support Documents the payment and performance of all “Obligations” under each of the Loan Support Documents to which it is a party (in each case as such terms are defined in the applicable Loan Support Document). Each Loan Support Party acknowledges and agrees that each of the Loan Support Documents to which it is a party or otherwise bound shall continue in

2

full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment. Each Loan Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Loan Support Party is not required by the terms of the Credit Agreement or any other Loan Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in the Credit Agreement, this Third Amendment or any other Loan Support Document shall be deemed to require the consent of such Loan Support Party to any future amendments to the Credit Agreement.

Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or any waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by and in accordance with this Third Amendment.

THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

3

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective officers as of the day and year first above written.

XM SATELLITE RADIO INC.

By:
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM SATELLITE RADIO HOLDINGS INC.

By:
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM EQUIPMENT LEASING LLC

By:
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

XM RADIO INC.

By:
Name:	Joseph J. Euteneuer
Title:	Executive Vice President and Chief Financial Officer

[XM - Signature Page to Third Amendment to Credit Agreement]

JP MORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

[XM - Signature Page to Third Amendment to Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[XM - Signature Page to Third Amendment to Credit Agreement]

CITICORP NORTH AMERICA, INC., as a Lender

By:
Name:
Title:

[XM - Signature Page to Third Amendment to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[XM - Signature Page to Third Amendment to Credit Agreement]

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:
Name:
Title:

[XM - Signature Page to Third Amendment to Credit Agreement]

WELLS FARGO FOOTHILL, INC., as a Lender

By:
Name:
Title:

[XM - Signature Page to Third Amendment to Credit Agreement]